SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 1, 2002


                                  KAHALA CORP.
             (Exact name or registrant as specified in its charter)


           Florida                    000-30444                   59-347394
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


           7730 E. Greenway Road, Suite 104, Scottsdale, Arizona 85260
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (480) 443-0200


               Formerly Known as Sports Group International, Inc.
          (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 1, 2002, the Registrant, Kahala Corp. ("Kahala"), through a wholly-owned subsidiary, completed its acquisition of one hundred percent (100%) of the equity of the reorganized Ranch * 1, Inc. and its wholly owned subsidiaries (hereinafter, collectively "Ranch 1"). The acquisition was closed pursuant to a Confirmation Order entered by the United States Bankruptcy Court for the Southern District of New York on April 4, 2002, which approved the applicable Plan of Reorganization, Disclosure Statement and related matters. Under this transaction, Kahala acquired various business assets of Ranch 1, consisting primarily of the Ranch * 1 brand (including applicable trademarks, trade names, trade dress, recipes, formulas, and related intellectual property), franchise agreements, and seven retail Ranch * 1 restaurant locations. At these seven retail locations, Kahala acquired various restaurant equipment, leasehold improvements, signage, display units, other restaurant small wares, and food and paper products inventory. In exchange for Ranch 1, Kahala contributed $2,500,000 in cash to Ranch 1 as equity as of May 1, 2002. Additionally, Kahala has assumed assets and liabilities under the Plan of Reorganization, including payments to the creditors of Ranch 1, comprised of the following: (i) an initial cash payment, after taking into account all class 1 creditors, to be finalized on the date each class 2 creditor has been determined to have an allowed claim; (ii) a 5 year note in the aggregate amount of $2,250,000 to class 2 creditors; and
(iii) a 7 year note in the aggregate amount of $575,000 to class 3 creditors. The $2,500,000 in cash consideration was funded by the R.E.&M. Petersen Living Trust, Kahala's largest individual shareholder, pursuant to a separate financing agreement.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
          The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.
          The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

     (c)  EXHIBITS.

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

   2.1 Plan of Reorganization Jointly Proposed By The Debtors, The Official Committee of the Unsecured Creditors and R 1 Franchise Systems, LLC Filed With the United States Bankruptcy Court for the Southern District of New York (Pursuant to Item 601 (b)(2) of Regulation SK, the exhibits and schedules to the Plan of Reorganization have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the Commission). (The Plan of Reorganization was previously filed with the Commission and is incorporated by reference to Exhibit 10.18 of the Registrant's 2001 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission on April 15, 2002, File No. 0-30444).

   2.2 First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Ranch * 1, Inc. and the Other Above-Captioned Debtors and Debtors-In-Possession Filed With the United States Bankruptcy Court for the Southern District of New York (Pursuant to Item 601
              (b)(2) of Regulation SK, the exhibits and schedules to the Disclosure Statement have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the Commission). (The Disclosure Statement was previously filed with the Commission and is incorporated by reference to Exhibit 10.19 of the Registrant's 2001 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission on April 15, 2002, File No. 0-30444).

   2.3 Order Confirming Plan of Reorganization Jointly Filed by the Debtors, the Official Committee of Unsecured Creditors and R 1 Franchise Systems, L.L.C. (The Confirmation Order was previously filed with the Commission and is incorporated by reference to
              Exhibit 10.21 of the Registrant's 2001 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission on April 15, 2002, File No. 0-30444).

   2.4 Memorandum of Agreement (Financing Agreement) by and between Kahala Corp., R 1 Franchise Systems, L.L.C. (fka Ranch * 1 Acquisition , L.L.C.), and the R.E.& M. Petersen Living Trust dated July 6, 2001. (The Memorandum of Agreement was previously filed with the Commission and is incorporated by reference to
              Exhibit 10.17 of the Registrant's 2001 Annual Report filed on Form 10-KSB with the Securities and Exchange Commission on April 15, 2002, File No. 0-30444).

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KAHALA CORP.


DATED: MAY 16, 2002                     /s/ David Guarino
                                        ----------------------------------------
                                        DAVID GUARINO
                                        VICE-PRESIDENT &
                                        CHIEF FINANCIAL OFFICER